Exhibit 99.1
                                                             LaSalle Re Holdings

                         UNITED STATES BANKRUPTCY COURT
                    _______________DISTRICT OF_______________

In re: LaSalle Re Holdings Limited               Case No.          03-12637(MFW)
       ---------------------------                                 -------------
                                                 Reporting Period: May 2004
                                                                   --------

                            MONTHLY OPERATING REPORT
  File with Court and submit copy to United States Trustee within 20 days after end of month.

Submit copy of report to any official committee appointed in the case.

--------------------------------------------------------------------------------------------------------------------
                                                                                           Document      Explanation
Required Documents                                                       Form No.          Attached       Attached
--------------------------------------------------------------------------------------------------------------------
Schedule of Cash Receipts and Disbursements                              MOR-1             N/A
     Bank Reconciliation (or copies of debtor's bank reconciliations)    MOR-1 (Con't)     N/A
     Copies of bank statements                                                             N/A
     Cash disbursements journals                                                           N/A
Statement of Operations                                                  MOR-2             Yes
Balance Sheet                                                            MOR-3             Yes
Status of Postpetition Taxes                                             MOR-4             N/A
     Copies of IRS Form 6123 or payment receipt                                            N/A
     Copies of tax returns filed during reporting period                                   N/A
Summary of Unpaid Postpetition Debts                                     MOR-4             None
     Listing of aged accounts payable                                                      N/A
Accounts Receivable Reconciliation and Aging                             MOR-5             None
Debtor Questionnaire                                                     MOR-5             N/A
--------------------------------------------------------------------------------------------------------------------

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of of my knowledge and belief.


/s/ Alan L. Hunte                                   June 21, 2004
---------------------------------------             -------------------
Signature of Debtor                                 Date


/s/ Alan L. Hunte                                   June 21, 2004
---------------------------------------             -------------------
Signature of Joint Debtor                           Date


/s/ Alan L. Hunte                                   June 21, 2004
---------------------------------------             -------------------
Signature of Authorized Individual*                 Date


Alan L. Hunte
---------------------------------------
Printed Name of Authorized Individual*

* Authorized individual must be an officer, director or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.

                                                                    Exhibit 99.1
                                                             LaSalle Re Holdings

    LaSalle Re Holdings Limited                     Case No. 03-12637 (MFW)
-----------------------------------                          -------------------
               Debtor                      Reporting Period: May 2004
                                                             -------------------

                             Statement of Operations
                               (Income Statement)

----------------------------------------------------------------------------------------------
                                                         Month Ended             Cumulative
REVENUES                                                   May 2004            Filing to Date
----------------------------------------------------------------------------------------------
Gross Revenues                                         $           --          $           --
----------------------------------------------------------------------------------------------
Less: Returns and Allowances                                       --                      --
----------------------------------------------------------------------------------------------
Net Revenue                                            $           --          $           --
----------------------------------------------------------------------------------------------
COST OF GOODS SOLD
----------------------------------------------------------------------------------------------
Beginning Inventory                                                --                      --
----------------------------------------------------------------------------------------------
Add: Purchases                                                     --                      --
----------------------------------------------------------------------------------------------
Add:Cost of Labor                                                  --                      --
----------------------------------------------------------------------------------------------
Add: Other costs (schedule attached)                               --                      --
----------------------------------------------------------------------------------------------
Less: Ending Inventory                                             --                      --
----------------------------------------------------------------------------------------------
Cost of Goods Sold                                                 --                      --
----------------------------------------------------------------------------------------------
Gross Profit                                                       --                      --
----------------------------------------------------------------------------------------------
OPERATING EXPENSES
----------------------------------------------------------------------------------------------
Advertising                                                        --                      --
----------------------------------------------------------------------------------------------
Auto and Truck Expense                                             --                      --
----------------------------------------------------------------------------------------------
Bad Debts                                                          --                      --
----------------------------------------------------------------------------------------------
Contributions                                                      --                      --
----------------------------------------------------------------------------------------------
Employee Benefits Programs                                         --                      --
----------------------------------------------------------------------------------------------
Insider compensation*                                              --                      --
----------------------------------------------------------------------------------------------
Insurance                                                          --                      --
----------------------------------------------------------------------------------------------
Management Fees/Bonuses                                            --                      --
----------------------------------------------------------------------------------------------
Office Expense                                                     --                      --
----------------------------------------------------------------------------------------------
Pension & Profit-Sharing Plans                                     --                      --
----------------------------------------------------------------------------------------------
Repairs and Maintenance                                            --                      --
----------------------------------------------------------------------------------------------
Rent and Lease Expense                                             --                      --
----------------------------------------------------------------------------------------------
Salaries/Commissions/Fees                                          --                      --
----------------------------------------------------------------------------------------------
Supplies                                                           --                      --
----------------------------------------------------------------------------------------------
Taxes-Payroll                                                      --                      --
----------------------------------------------------------------------------------------------
Taxes-Real Estate                                                  --                      --
----------------------------------------------------------------------------------------------
Taxes-Other                                                        --                      --
----------------------------------------------------------------------------------------------
Travel and Entertainment                                           --                      --
----------------------------------------------------------------------------------------------

                                                                      FORM MOR-2

Utilities                                                          --                      --
----------------------------------------------------------------------------------------------
Other (attach schedule)                                            --                      --
----------------------------------------------------------------------------------------------
Total Operating Expenses Before Depreciation                       --                      --
----------------------------------------------------------------------------------------------
Depreciation/Depletion/Amortization                                --                      --
----------------------------------------------------------------------------------------------
Net Profit(Loss) Before Other Income & Expenses                    --                      --
----------------------------------------------------------------------------------------------
OTHER INCOME AND EXPENSES
----------------------------------------------------------------------------------------------
Other Income (attach schedule)                              1,049,489              (3,787,323)
----------------------------------------------------------------------------------------------
Interest Expense                                                   --
----------------------------------------------------------------------------------------------
Other Expense (attach schedule)                                    --                      --
----------------------------------------------------------------------------------------------
Net Profit (Loss) Before Reorganization Items               1,049,489              (3,787,323)
----------------------------------------------------------------------------------------------
REORGANIZATION ITEMS
--------------------------------------------------------------------------------------------
Professional Fees                                                  --                      --
----------------------------------------------------------------------------------------------
U.S. Trustee Quarterly Fees                                        --                      --
----------------------------------------------------------------------------------------------
Interest Earned on Accumulated Cash                                                        --
----------------------------------------------------------------------------------------------
  from Chapter 11 (see continuation sheet)                         --                      --
----------------------------------------------------------------------------------------------
Gain(Loss) from Sale of Equipment                                  --                      --
----------------------------------------------------------------------------------------------
Other Reorganization Expenses (attach schedule)                    --                      --
----------------------------------------------------------------------------------------------
Total Reorganization Expenses                                      --                      --
----------------------------------------------------------------------------------------------
Income Taxes                                                       --                      --
----------------------------------------------------------------------------------------------
Net Profit (Loss)                                      $    1,049,489          $   (3,787,323)
----------------------------------------------------------------------------------------------

                                                                      FORM MOR-2

                                                                    Exhibit 99.1
                                                             LaSalle Re Holdings

    LaSalle Re Holdings Limited                     Case No. 03-12637 (MFW)
-----------------------------------                          -------------------
               Debtor                      Reporting Period: May 2004
                                                             -------------------

                  STATEMENT OF OPERATIONS - continuation sheet

----------------------------------------------------------------------------------------
                                                 Month Ended                Cumulative
BREAKDOWN OF "OTHER" CATEGORY                     May 2004                Filing to Date
----------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------
Other Costs
----------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------
Other Operational Expenses
----------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------
Other Income
----------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------
Equity in Undistributed Income (Loss) of
  Unconsolidated Subsidiaries                         1,049,489              (3,787,323)
----------------------------------------------------------------------------------------
Total Other Income (Loss)                        $    1,049,489          $   (3,787,323)
----------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------
Other Expenses
----------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------
                                                             --                      --
----------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------
Other Reorganization Expenses
----------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------
                                                             --                      --
----------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------

                                                                      FORM MOR-2

                                                                    Exhibit 99.1
                                                             LaSalle Re Holdings

    LaSalle Re Holdings Limited                              03-12637 (MFW)
-----------------------------------                          -------------------
              Debtor                                         May 2004
                                                             -------------------

                                  BALANCE SHEET

------------------------------------------------------------------------------------------------------------------
                                                                        BOOK VALUE AT END OF        BOOK VALUE ON
                      ASSETS                                          CURRENT REPORTING MONTH       PETITION DATE
------------------------------------------------------------------------------------------------------------------
CURRENT ASSETS
------------------------------------------------------------------------------------------------------------------
Unrestricted Cash and Equivalents                                                      --                      --
------------------------------------------------------------------------------------------------------------------
Restricted Cash and Cash Equivalents (see continuation sheet)                          --
------------------------------------------------------------------------------------------------------------------
Accounts Receivable (Net)                                                              --                      --
------------------------------------------------------------------------------------------------------------------
Notes Receivable                                                                       --                      --
------------------------------------------------------------------------------------------------------------------
Inventories                                                                            --                      --
------------------------------------------------------------------------------------------------------------------
Prepaid Expenses                                                                       --                      --
------------------------------------------------------------------------------------------------------------------
Professional Retainers                                                                 --                      --
------------------------------------------------------------------------------------------------------------------
Other Current Assets (attach schedule)                                                 --                      --
------------------------------------------------------------------------------------------------------------------
TOTAL CURRENT ASSETS                                                       $           --          $           --
------------------------------------------------------------------------------------------------------------------
PROPERTY AND EQUIPMENT
------------------------------------------------------------------------------------------------------------------
Real Property and Improvements                                                         --                      --
------------------------------------------------------------------------------------------------------------------
Machinery and Equipment                                                                --                      --
------------------------------------------------------------------------------------------------------------------
Furniture, Fixtures and Office Equipment                                               --                      --
------------------------------------------------------------------------------------------------------------------
Leasehold Improvements                                                                 --                      --
------------------------------------------------------------------------------------------------------------------
Vehicles                                                                               --                      --
------------------------------------------------------------------------------------------------------------------
Less Accumulated Depreciation                                                          --                      --
------------------------------------------------------------------------------------------------------------------
TOTAL PROPERTY & EQUIPMENT                                                 $           --          $           --
------------------------------------------------------------------------------------------------------------------
OTHER ASSETS
------------------------------------------------------------------------------------------------------------------
Loans to Insiders*                                                                     --                      --
------------------------------------------------------------------------------------------------------------------
Other Assets (attach schedule)                                                 36,491,898              49,900,000
------------------------------------------------------------------------------------------------------------------
TOTAL OTHER ASSETS                                                         $   36,491,898          $   49,900,000
------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------
TOTAL ASSETS                                                               $   36,491,898          $   49,900,000
==================================================================================================================

------------------------------------------------------------------------------------------------------------------
                                                                         BOOK VALUE AT END OF       BOOK VALUE ON
LIABILITIES AND OWNER EQUITY                                           CURRENT REPORTING MONTH      PETITION DATE
------------------------------------------------------------------------------------------------------------------
LIABILITIES NOT SUBJECT TO COMPROMISE (Postpetition)
------------------------------------------------------------------------------------------------------------------
Accounts Payable                                                                       --                      --
------------------------------------------------------------------------------------------------------------------
Taxes Payable (refer to FORM MOR-4)                                                    --                      --
------------------------------------------------------------------------------------------------------------------

                                                                      FORM MOR-3
                                                                          (9/99)

Wages Payable                                                                          --                      --
------------------------------------------------------------------------------------------------------------------
Notes Payable                                                                          --                      --
------------------------------------------------------------------------------------------------------------------
Rent/Leases - Building/Equipment                                                       --                      --
------------------------------------------------------------------------------------------------------------------
Secured Debt/Adequate Protection Payments                                              --                      --
------------------------------------------------------------------------------------------------------------------
Professional Fees                                                                      --                      --
------------------------------------------------------------------------------------------------------------------
Amounts Due to Insiders*                                                               --                      --
------------------------------------------------------------------------------------------------------------------
Other Postpetition Liabilities (attach schedule)                                       --                      --
------------------------------------------------------------------------------------------------------------------
TOTAL POSTPETITION LIABILITIES                                             $           --          $           --
------------------------------------------------------------------------------------------------------------------
LIABILITIES SUBJECT TO COMPROMISE (Pre-Petition)
------------------------------------------------------------------------------------------------------------------
Secured Debt                                                                           --                      --
------------------------------------------------------------------------------------------------------------------
Priority Debt                                                                          --                      --
------------------------------------------------------------------------------------------------------------------
Unsecured Debt                                                                         --               5,804,000
------------------------------------------------------------------------------------------------------------------
TOTAL PRE-PETITION LIABILITIES                                             $           --          $    5,804,000
------------------------------------------------------------------------------------------------------------------
TOTAL LIABILITIES                                                          $           --               5,804,000
------------------------------------------------------------------------------------------------------------------
OWNER EQUITY
------------------------------------------------------------------------------------------------------------------
Capital Stock                                                                  95,432,000              95,432,000
------------------------------------------------------------------------------------------------------------------
Additional Paid-In Capital                                                    307,914,000             307,914,000
------------------------------------------------------------------------------------------------------------------
Partners' Capital Account                                                              --                      --
------------------------------------------------------------------------------------------------------------------
Owner's Equity Account                                                                 --                      --
------------------------------------------------------------------------------------------------------------------
Retained Earnings - Pre-Petition                                             (358,939,000)           (358,939,000)
------------------------------------------------------------------------------------------------------------------
Retained Earnings - Post-Petition                                              (3,787,323)                     --
------------------------------------------------------------------------------------------------------------------
Adjustments to Owner Equity (attach schedule)                                  (4,127,779)               (311,000)
------------------------------------------------------------------------------------------------------------------
Post Petition Contributions (Distributions) (Draws) (attach schedule)                  --                      --
------------------------------------------------------------------------------------------------------------------
NET OWNER EQUITY                                                           $   36,491,898          $   44,096,000
------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------
TOTAL LIABILITIES AND OWNERS' EQUITY                                       $   36,491,898          $   49,900,000
==================================================================================================================

                                                                      FORM MOR-3
                                                                          (9/99)

                                                                    Exhibit 99.1
                                                             LaSalle Re Holdings

    LaSalle Re Holdings Limited                              03-12637 (MFW)
-----------------------------------                          -------------------
              Debtor                                         May 2004
                                                             -------------------

                BALANCE SHEET - continuation sheet

------------------------------------------------------------------------------------------
                                                 BOOK VALUE AT END OF       BOOK VALUE ON
                  ASSETS                       CURRENT REPORTING MONTH      PETITION DATE
------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------
OTHER ASSETS
------------------------------------------------------------------------------------------
Investment in Unconsolidated Subsidiaries              36,491,898              49,900,000
------------------------------------------------------------------------------------------
TOTAL OTHER ASSETS                                 $   36,491,898          $   49,900,000
------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------
ADJUSTMENT TO OWNER EQUITY
------------------------------------------------------------------------------------------
Equity in Subsidiary                                   (9,931,779)               (311,000)
------------------------------------------------------------------------------------------
Reverse preferred share dividend payable                5,804,000                      --
------------------------------------------------------------------------------------------
TOTAL ADJUSTMENTS TO OWNER EQUITY                  $   (4,127,779)         $     (311,000)
------------------------------------------------------------------------------------------

                                                                      FORM MOR-3
                                                                          (9/99)